Exhibit 99.1

                            Joint Filer Information

Date of Event
 Requiring Statement:               March 9, 2005

Issuer Name and Ticker
 or Trading Symbol:                 Celanese Corporation (CE)

Designated Filer:                   Blackstone LR Associates (Cayman) IV Ltd.

Other Joint Filers:

                                    Blackstone Capital Partners (Cayman) Ltd.1,
                                    Blackstone Capital Partners (Cayman) Ltd.2,
                                    Blackstone Capital Partners (Cayman) Ltd.3,
                                    Peter G. Peterson, Stephen A. Schwarzman


Addresses:                          The principal business address of each of
                                    the Joint Filers above is c/o The
                                    Blackstone Group, 345 Park Avenue, New York,
                                    New York 10154

Signatures:                         Blackstone Capital Partners (Cayman) Ltd.1

                                           By:   /s/ Robert L. Friedman
                                                 --------------------------
                                                 Name: Robert L. Friedman
                                                 Title: Director

                                    Blackstone Capital Partners (Cayman) Ltd.2

                                           By:   /s/ Robert L. Friedman
                                                 --------------------------
                                                 Name: Robert L. Friedman
                                                 Title: Director

                                    Blackstone Capital Partners (Cayman) Ltd.3

                                           By:   /s/ Robert L. Friedman
                                                 --------------------------
                                                 Name: Robert L. Friedman
                                                 Title: Director


                                    /s/ Robert L. Friedman, Attorney in Fact
                                    ----------------------------------------
                                    Peter G. Peterson


                                    /s/ Robert L. Friedman, Attorney in Fact
                                    ----------------------------------------
                                    Stephen A. Schwarzman